SECURITIES PURCHASE AGREEMENT


This Securities Purchase Agreement (the "Agreement") is made as of June 20, 2000, by and between Maintenance Depot, Inc., a Florida corporation (the "Company"), with its principal office at 516 Monceaux Rd., West Palm Beach, FL 33405 and Solana Venture Group, LP, a California Limited Partnership, with its principal office at 990 Highland Dr., Ste. 110-V, Solana Beach, CA 92075 (the "Investor").

SECTION  1
AUTHORIZATION  AND  SALE  OF  STOCK

1.1 AUTHORIZATION. The Company has authorized the sale and issuance of up to 1,005,590 shares of its Common Stock ("Common Stock").

1.2 SALE OF STOCK. Subject to the terms and conditions hereof, the Company will issue and sell to the Investor, and the Investor will buy from the Company, the number of shares (the "Shares") of Common Stock at a cash purchase price of $1.79 per share.

SECTION  2
CLOSING  DATES;  DELIVERY

2.1    CLOSING  DATES.

     2.11 The closing of the purchase and sale of the initial installment of 223,468 Shares hereunder shall take place within two (2) days after execution of this Agreement.

     2.12 The closing of the purchase and sale of the second installment of 335,195 Shares hereunder shall take place within two (2) weeks after the first closing.

     2.13 The closing of the purchase and sale of the third installment of 446,927 Shares hereunder shall be two weeks after Company notifies Investor that the Company has hired a person to assist Phil Seid in the day to day accounting functions and the Company has cleared all Securities & Exchange Commission comments pertaining to the Company's form 10-SB.

     2.14 Time is of the essence with respect to section 2 and as indicated in section 7.12


2.2 DELIVERY. At the Closing Dates, Investor shall deliver to Company a check representing payment of the purchase price, within three (3) days after clearance of funds, Company shall cause to be delivered a certificate or certificates representing the number of Shares designated above.

SECTION  3
REPRESENTATIONS  AND  WARRANTIES  OF  THE  COMPANY

3.1 ORGANIZATION AND STANDING; CERTIFICATE AND BYLAWS. The Company is a corporation duly organized and existing under, and by virtue of, the laws of the State of Florida and is in good standing under such laws. The Company has requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted. The Company is not qualified to do business as a foreign corporation in any jurisdiction and such qualification is not presently required.


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3.2     CORPORATE  POWER.  The  Company  will  have  at  the  Closing  Date  all requisite corporate power to execute and deliver this Agreement, to sell and issue the Shares hereunder, and to carry out and perform its obligations under the terms of this Agreement.

3.3 SUBSIDIARIES. The Company has no subsidiaries or affiliated companies and does not otherwise own or control, directly or indirectly, any other corporation, association or business entity.

3.4 CAPITALIZATION. The authorized capital stock of the Company consists of 40,000,000 shares of Common Stock, 2,085,551 shares of which are issued and outstanding prior to the Closing, and 10,000,000 shares of Preferred Stock, 700,000 shares of which are issued and outstanding prior to the Closing. The Company has reserved (i) 1,005,590 shares of common stock for issuance hereunder. There are no other options, warrants, conversion privileges or other rights presently outstanding to purchase or otherwise acquire any authorized but unissued shares of capital stock or other securities of the Company. Assuming the accuracy of the Investor's representations in Section 4 below, upon issuance, the Shares will have been issued in compliance with all federal and state securities laws.

3.5 AUTHORIZATION. All corporate action on the part of the Company, its directors and shareholders necessary for the authorization, execution, delivery and performance of this Agreement by the Company, the authorization, sale, issuance and delivery of the Shares and the performance of the Company's obligations hereunder has been taken or will be taken prior to the Closing Dates. This Agreement, when executed and delivered by the Company, shall constitute the valid and binding obligations of the Company enforceable in accordance with their respective terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, and other equitable remedies. The Shares, when issued in compliance with the provisions of this Agreement, will be validly issued and will be fully paid and nonassessable.

3.6 TITLE TO PROPERTIES AND ASSETS; LIENS, ETC. The Company has good and valid title to its properties and assets, and has good title to all its leasehold interests, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than (i) the current facility, which is verbally leased to the Company, (ii) the lease of its prior facility located at 1295 SW 4th Ave., Delray Beach, FL 33444, which it has subleased, at a slightly higher rate, to two companies for the remainder of the original lease which expires in November 2003, (iii) the Company's existing line of credit, (iv) the lien of current taxes not yet due and payable, and (v) possible minor liens and encumbrances which do not in any case materially detract from the value of the property subject thereto or materially impair the operations of the Company, and which have not arisen otherwise than in the ordinary course of business.

3.7 FINANCIAL STATEMENTS. The Company has delivered to Investor its financial statements (balance sheet and income statement) for the period from inception through 12-31-1999 (the "Financial Statements"). The Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated and


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with  each  other,  except  that  the  Financial  Statements may not contain all footnotes required by generally accepted principles and are subject to normal year end adjustments. The Financial Statements fairly present the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein. Except as set forth in the Financial Statements, the Company has no material liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to 12-31,1999, which individually or in the aggregate are not material to the financial condition or operating results of the Company, (ii) obligations not required under generally accepted accounting principles to be reflected in the Financial Statements, and (iii) the existing line of credit.

3.8 ACTIVITIES SINCE BALANCE SHEET DATE. Since the Company's balance sheet dated 12-31-1999 there has not been:
(a) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the assets, properties, financial condition, operating results, or business of the Company; (b) any waiver by the Company of a valuable right or of a material debt owed to it;
(c) any material change or amendment to a material contract or arrangement by which the Company or any of its assets or properties is bound or subject, except for changes or amendments which are expressly provided for or disclosed in this Agreement;
(d) any loans or guarantees made by the Company to or for the benefit of its employees, officers or directors, or any members of their immediate families, other than travel advances or other advances made in the ordinary course of business;
(e) any declaration, setting aside of payment or other distribution in respect of any of the Company's capital stock, or any direct or indirect redemption, purchase or other acquisition of any such stock by the Company;
(f) any incurrence of indebtedness for money borrowed individually in excess of $50,000 or in excess of $100,000 in the aggregate;
(g) any material change in any compensation arrangement or agreement with any employee other than the January 1, 2000 employment agreements with Bill Mercur and Phil Seid, which the Investor and its accountants have reviewed;
(h) any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets;
(i) any resignation or termination of employment of any key officer of the Company; and
(j) to the Company's knowledge, any other event or condition or any character which would be reasonably likely to materially and adversely affect the assets, properties, financial condition, operating results or business of the Company.

3.9 TAX RETURNS AND PAYMENTS. The Company has timely filed all tax returns and reports when and as required by law and has never been audited by any state or federal taxing authority. All tax returns and reports of the Company, if applicable, are true and correct in all material respects.

3.10 PATENTS, TRADEMARKS, ETC. The Company owns or has the right, or prior to the Closing will own or have the right, to use, free and clear of all liens, charges, claims and restrictions, all patents, trademarks, service marks, trade names, copyrights, licenses and rights necessary to its business as now conducted, and is not, to the best of its knowledge, infringing upon or otherwise acting adversely to the right or claimed right of any person under or with respect to any of the foregoing. There are no outstanding options, licenses, or agreements of any kind relating to the foregoing, nor is the Company bound by or a party to any options, licenses or agreements of any kind


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with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity. The Company has not received any written communications alleging that the Company has violated or, by conducting its business as proposed, would violate any patent, trademark, service mark, trade name, copyright or trade secret or other proprietary right of any other person or entity. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of such employee's best efforts to promote the interests of the Company or that would conflict with the Company's business as proposed to be conducted. Neither the execution nor delivery of this Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as proposed, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees is now obligated. The Company does not believe it is or will be necessary to utilize any inventions of any of its employees (or people it currently intends to hire) made prior to their employment by the Company.

3.11 MATERIAL CONTRACTS AND COMMITMENTS. Neither the Company, nor, to the best knowledge of the Company, any third party is in default under any material contract, agreement or instrument to which the Company is a party other than the default of the Company's line of credit with First Capital, which Investor and its accountants have reviewed.

3.12 COMPLIANCE WITH OTHER INSTRUMENTS, NONE BURDENSOME, ETC. The Company is not in violation of any term of its Articles of Incorporation or Bylaws, or in any material respect of any term or provision of any material mortgage, indenture, contract, agreement or instrument to which it is a party or by which it is bound, and to the best of its knowledge, is not in violation of any order, statute, rule or regulation applicable to the Company, which violation reasonably would be expected to have a material adverse effect on the Company's business or financial condition. The execution, delivery and performance of and compliance with this Agreement, and the issuance of the Shares, have not resulted and will not result in any violation of, or conflict with, or constitute a default under, or result in the creation of, any material mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company.

3.13 LITIGATION, ETC. There are no actions, suits, proceedings or investigations pending against the Company or its properties before any court or governmental agency (nor, to the best of the Company's knowledge, is there any written threat thereof), which, either in any case or in the aggregate, reasonably would be expected to result in any material adverse change in the business or financial condition of the Company or any of its properties or assets, or in any material impairment of the right or ability of the Company to carry on its business as now conducted, and none which questions the validity of this Agreement or any action taken or to be taken in connection herewith. The Company is not a party to, or to the best of its knowledge named in any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit or proceeding by the Company currently pending or that the Company currently intends to initiate.

3.14 EMPLOYEES. To the best of the Company's knowledge, no employee of the Company is in violation of any term of any employment contract, patent disclosure agreement or any other contract or agreement relating to the relationship of any such employee with the Company or any other party because of the nature of the business conducted or to be conducted by the Company. The Company does not have any collective bargaining agreements covering any of its employees.


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3.15     GOVERNMENTAL  CONSENT,  ETC.  No consent, approval or authorization of, or designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement, or the offer, sale or issuance of the Shares, or the consummation of any other transaction contemplated hereby, except (a) qualification (or taking such action as may be necessary to secure an exemption from qualification, if available) of the offer and sale of the Shares under Federal and California Corporate Securities Law and other applicable Blue Sky laws, which filing and qualification, if required, will be accomplished in a timely manner prior to or promptly upon completion of the Closing.

3.16 BROKERS OR FINDERS. The Company has not incurred, and will not incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

3.17 DISCLOSURES. No representation, warranty or statement by the Company in this Agreement, or in any written statement or certificate furnished to the Investor pursuant to this Agreement, contains any untrue statement of a material fact or, when taken together, omits to state a material fact necessary to make the statements made herein, in light of the circumstances under which they were made, not misleading. However, as to any projections furnished to the Investor, such projections were prepared in good faith by the Company, but the Company makes no representation or warranty that it will be able to achieve such projections.

3.18 PERMITS. The Company has all franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties or financial condition of the Company, and believes it can obtain without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted. The Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

SECTION  4
REPRESENTATIONS  AND  WARRANTIES  OF  THE  INVESTOR

The Investor hereby represents and warrants to the Company with respect to its purchase of the Shares as follows:

4.1 AUTHORIZATION. This Agreement, when executed and delivered by the Investor, will constitute the Investor's valid and legally binding obligation, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

4.2 PURCHASE ENTIRELY FOR OWN ACCOUNT. This Agreement is made with the Investor in reliance upon the Investor's representation to the Company, which by the Investor's execution of this Agreement the Investor hereby confirms, that the Common Stock to be received by the Investor will be acquired for


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investment  for  the  Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Investor further represents that the Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities. The Investor represents that it has the full power and authority to enter into this Agreement.

4.3 INVESTMENT EXPERIENCE. The Investor is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Common Stock. The Investor also represents it has not been organized solely for the purpose of acquiring the Common Stock, that all of the equity owners of the Investor are "accredited Investor" as defined below.

4.4 ACCREDITED INVESTOR. The Investor is an "accredited investor" within the meaning of Securities and Exchange Commission ("SEC") Rule 501 of Regulation D, as presently in effect.

4.5 LIMITED PUBLIC MARKET. The Investor understands that there is only a limited public market for the securities issued by the Company.

4.6 RECEIPT OF INFORMATION. The Investor has received and reviewed this Agreement; it, its attorney and its accountant have had access to, and an opportunity to review all documents and other materials requested of, the Company; it and they have been given an opportunity to ask any and all questions of, and receive answers from, the Company concerning the terms and conditions of the offering and to obtain all information it or they believe necessary or appropriate to evaluate the suitability of an investment in the Common Stock.

4.7 RESTRICTED SECURITIES. The Investor understands that the Securities it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act only in certain limited circumstances. In addition, the Investor represents that it is familiar with Rule 144 promulgated under the Act, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

4.8 LEGENDS. It is understood that the certificates evidencing the Securities may bear one or all of the following legends:

     (a) "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE
144  OR  RULE  144A  OF  SUCH  ACT."


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     (b)  Any  legend  required by the laws of the State of Florida or the State of California, including any legend required by the California Department of Corporations.

4.9 GOVERNMENT CONSENTS. Other than securities law filings required to be made by the Company, no consent, approval or authorization of or designation, declaration or filing with any state, federal or foreign governmental authority on the part of the Investor is required in connection with the valid execution and delivery of this Agreement by the Investor and the consummation by the Investor of the transactions contemplated hereby and thereby.

SECTION  5
CONDITIONS  TO  CLOSING  OF  SECOND  INSTALLMENT  OF  INVESTOR

The Investor's obligations to purchase the Shares at the Second Installment or at any Subsequent Closing are, at the option of the Investor, subject to the fulfillment on or prior to the Closing Date or at any Subsequent Closing Date of the following conditions:

5.1 REPRESENTATIONS AND WARRANTIES CORRECT. The representations and warranties made by the Company in Section 3 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date, or the Subsequent Closing Date, as the case may be, with the same force and effect as if they had been made on and as of said date.

5.2 COVENANTS. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing Date or the Subsequent Closing Date, as the case may be, shall have been performed or complied with in all material respects.

5.3 OPINION OF COMPANY'S COUNSEL. The Investor shall have received from Company's counsel, an opinion addressed to them, dated the Closing Date or the Subsequent Closing Date, as the case may be, opining that the shares are validly issued and will be fully paid and nonassessable.

5.4 COMPLIANCE CERTIFICATE. The Company shall have delivered to the Investor a certificate executed by the President of the Company, dated the Closing Date or the Subsequent Closing Date, as the case may be, and certifying to the fulfillment of the conditions specified in Sections 5.1, 5.2, and 5.7 of this Agreement, and that he has made, or caused to be made, such investigations as he deemed necessary in order to permit him to verify the accuracy of the information set forth in such certificate.

5.5 BLUE SKY. The Company shall have obtained all necessary Blue Sky law permits and qualifications, or secured an exemption therefrom, required by any state for the offer and sale of the Shares and the Conversion Stock.

5.6 BOARD OF DIRECTORS. The Board of Directors shall, after the second installment, consist of Bill Mercur, Phil Seid and Dave Belz or such other nominee designated by Investor, which is reasonably acceptable to Company's Board of Directors.

5.7 NO MATERIAL ADVERSE CHANGE. There shall have been no material adverse change in the Company's business or financial condition.


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5.8     PURCHASE  OF  FACILITY.  The  Company  must  purchase  the  facility  it currently  occupies.

5.9 CONVERSION OF PREFERRED SHARES. Investor understands and agrees that Company's Board of Directors have modified the series A preferred stock to allow for conversion on a 1 for 1 basis if within five (5) years, the Company is sold or merged.

5.10 NEW DEBT OR EQUITY FINANCING. Any additional amount of debt or equity financing over $100,000.00, except the refinancing of the existing or any new line of credit not to exceed a total of $3,000,000.00, must be unanimously approved by the Board of Directors consisting of Bill Mercur, Phil Seid and Dave Belz or such other nominee designated by Investor, which is reasonably acceptable to Company's Board of Directors.

5.11 SALES OF COMMON STOCK. The Company shall not sell its common stock for less than $2.00 per share unless the Board of Directors, consisting of Bill Mercur, Phil Seid and Dave Belz or such other nominee designated by Investor, which is reasonably acceptable to Company's Board of Directors, unanimously agree.

5.12 INVESTOR'S RIGHT TO AUDIT. Investor shall have the right to audit the Company at Investor's expense four times per year.

5.13 ACCOUNTING FIRM. Company shall employ the accounting firm of Levitz, Zacks & Ciceric for the Company's 2001 audit if their fees are substantially similar to the Company's current accounting firm, Jones, Jensen & Company and the Company's lender accepts the arrangement.

5.15 MONHTLY PROFIT & LOSS STATEMENTS. Company shall provide investor with monthly profit and loss statements.

5.16 TERMINATION OF ON GOING CONDITIONS. Company will not be subject to the on going conditions set forth in this agreement should Investor's ownership in the Company fall below 10%.

SECTION  6
CONDITIONS  TO  CLOSING  OF  COMPANY

The Company's obligation to sell and issue the Shares at the Closing or at any Subsequent Closing, is at the option of the Company, subject to the fulfillment of the following conditions:

6.1 REPRESENTATIONS. The representations made by the Investor in Section 4 hereof shall be true and correct when made, and shall be true and correct on the Closing Date or the Subsequent Closing Date, as the case may be.

6.2 BLUE SKY. The Company shall have obtained all necessary Blue Sky law permits and qualifications, or secured an exemption therefrom, required by any state for the offer and sale of the Shares and the Conversion Stock.


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SECTION  7
MISCELLANEOUS

7.1 GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of California, without giving effect to the conflicts of laws principles thereof.

7.2 SURVIVAL. The representations, warranties, covenants, and agreements made herein shall survive any investigation made by Investor and the closing of the transactions contemplated hereby.

7.3 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto, provided, however, that the rights of Investor to purchase Shares shall not be assignable without the written consent of the Company.

7.4 ENTIRE AGREEMENT; AMENDMENT. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. Neither this Agreement nor any term hereof may be amended, waived, discharged, or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge, or termination is sought

7.5 NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon delivery to the party to be notified in person or by courier service or five days after deposit with the United States mail, by registered or certified mail, postage prepaid, addressed (a) if to the Investor, at the Investor's address set forth on the cover page of this Agreement, or at such other address as the Investor shall have furnished to the Company in writing, or (b) if to the Company, one copy should be sent to its address set forth on the cover page of this Agreement and addressed to the attention of the Corporate Secretary, or at such other address as the Company shall have furnished to the Investor.

7.6 DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to any holder of any Shares, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

7.7 CALIFORNIA CORPORATE SECURITIES LAW. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES
OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS AN EXEMPTION FROM SUCH QUALIFICATION IS AVAILABLE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY
CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, OR SUCH EXEMPTION BEING AVAILABLE.


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7.8     EXPENSES.  The  Company  and  the  Investor  shall  each  bear their own expenses and legal fees with respect to this Agreement and the transactions contemplated hereby

7.9 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which may be executed by less than all of the Investor, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

7.10 SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

7.11 GENDER. The use of the neuter gender herein shall be deemed to include the masculine and the feminine gender, if the context so requires.

7.12 TIME IS OF THE ESSENCE. Time is of the essence in respect to all provisions of this Agreement that specify a time for performance; provided, however, that the foregoing shall not be construed to limit or deprive a party of the benefits of any grace or use period allowed in this Agreement.

For  Maintenance  Depot,  Inc.

__________________________________  (____________________,  _______________)
Signature                            Please  print  name  and  title.

__________________________________  (____________________,  _______________)
Signature                            Please  print  name  and  title.

For  Solana  Venture  Group,  LP

__________________________
Luke  D'Angelo,  President  of  Solana  Capital  Partners,  Inc.

__________________________
Jim  Cavataio,  Vice  President  of  Solana  Capital  Partners,  Inc.


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